UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 13, 2017

PETROSHARE CORP.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	001-37943 (Commission File Number)	46-1454523 (I.R.S. Employer Identification No.)

9635 Maroon Circle, Suite 400

Englewood, Colorado 80112

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (303) 500-1160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01                                           Changes in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm.

On June 13, 2017, the Audit Committee of the Board of Directors of PetroShare Corp. (the “Company”) dismissed SingerLewak LLP (“SingerLewak”) as the Company’s independent registered public accounting firm.

The audit reports of SingerLewak on the Company’s financial statements as of and for the years ended December 31, 2016 and 2015 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2016 and 2015, and the subsequent interim period through June 13, 2017, there were (i) no disagreements between the Company and SingerLewak on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to SingerLewak’s satisfaction would have caused SingerLewak to make reference in connection with its opinion to the subject matter of the disagreement, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided SingerLewak with a copy of the foregoing disclosure and requested SingerLewak to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. A copy of the letter furnished by SingerLewak, dated June 16, 2017, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of new independent registered public accounting firm.

On June 13, 2017, the Audit Committee of the Board of Directors of the Company approved the engagement of Eide Bailly LLP (“Eide Bailly”) as the Company’s independent registered public accounting firm to replace SingerLewak.

During the two most recent years ended December 31, 2016 and 2015, and the subsequent interim period through June 13, 2017, the Company has not consulted with Eide Bailly regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written or oral advice was provided by Eide Bailly to the Company that Eide Bailly considered was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or reportable event of the types described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01              Financial Statements and Exhibits.

See the Exhibit Index at the end of this report for a listing of the exhibits filed with this report.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PetroShare Corp.

Date: June 16, 2017	By:	/s/ Paul D. Maniscalco
Paul D. Maniscalco, Chief Financial Officer

Exhibit Index

The following is a list of the Exhibits filed with this report.

Exhibit
Number	Description of Exhibit

16.1	Letter from SingerLewak to the Securities and Exchange Commission, date June 16, 2017